UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_________________
FORM 8-K
_________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):  April 17, 2026
_______________________________
GREEN PLAINS INC.
(Exact name of registrant as specified in its charter)
_______________________________

Iowa	001-32924	84-1652107
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
1811 Aksarben Drive
Omaha, Nebraska 68106
(Address of Principal Executive Offices) (Zip Code)
(402) 884-8700
(Registrant's telephone number, including area code)
(Former name or former address, if changed since last report)
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	GPRE	The Nasdaq Stock Market LLC
_______________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

As previously disclosed, on March 25, 2022, Green Plains Finance Company LLC, Green Plains Grain Company LLC, and Green Plains Trade Group LLC (collectively, the “Borrowers”), all wholly owned subsidiaries of Green Plains Inc. (the “Company”), together with the Company as guarantor, entered into a $350 million senior secured sustainability-linked revolving Loan and Security Agreement (the “Revolver Facility”) with a group of financial institution lenders led by ING Capital LLC as Agent. The Revolver Facility was amended on April 14, 2025 (the “First Revolver Amendment”). Copies of the Revolver Facility and the First Revolver Amendment were filed as Exhibit 10.1 to the Current Report on Form 8-K filed by the Company on March 28, 2022 and Exhibit 10.7 to the Quarterly Report on Form 10-Q filed by the Company on May 8, 2025, respectively.

On April 17, 2026, the Revolver Facility was further amended by the Second Amendment to the Loan and Security Agreement (the “Second Revolver Amendment”). The Second Revolver Amendment, among other things, (i) extends the termination date of the Revolver Facility from March 25, 2027 to September 25, 2027 and (ii) reduces the size of the Revolver Facility commitment from $350 million to $300 million.

The foregoing description does not purport to be complete and is subject to and qualified in its entirety by reference to the complete text of the Second Revolver Amendment, a copy of which is filed herewith as Exhibit 10.1 and incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 above is incorporated by reference into this Item 2.03. The complete text of the Second Revolver Amendment is filed herewith as Exhibit 10.1 and incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits. The following exhibits are filed as part of this report.

Exhibit No.	Description of Exhibit

10.1*
Second Amendment to Loan and Security Agreement, dated April 17, 2026, by and among Green Plains Inc. as Guarantor, Green Plains Finance Company LLC, Green Plains Grain Company LLC and Green Plains Trade Group LLC as the Borrowers, ING Capital LLC as Agent, and the other financial institutions party thereto.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)
*    Certain confidential portions of this Exhibit were omitted by means of marking such portions with brackets and asterisks because the identified confidential portions (i) are not material and (ii) would be competitively harmful if publicly disclosed.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Green Plains Inc.

Date: April 23, 2026	By:	/s/ Ann Reis
Ann Reis
Chief Financial Officer (Principal Financial Officer)